                                                                    Exhibit 10.6

                               SH HOLDINGS CORP.
                              1801 RUTHERFORD ROAD
                       GREENVILLE, SOUTH CAROLINA  29609


                                 April 21, 1998

Bob Dillon
12 Red Fox Court
Greenville, South Carolina 29615

Dear Bob:

         As you know, on the date hereof, SH Holdings Corp. (the "Company") intends to enter into a Stock Purchase Agreement (the "Stock Purchase Agreement") among the Company, all holders of the Company's shares, options, warrants and rights (collectively, the "Sellers") and Steel Heddle Group, Inc. (the "Buyer"). This letter (the "Agreement") is being furnished to you to provide you with reasonable compensation for prior services rendered to the Company and Steel Heddle Mfg. Co. ("Steel Heddle") and their subsidiaries in excess of previous salary and compensation paid to you, subject to the terms and conditions specified herein. Accordingly, you (the "Key Employee") hereby agree with the Company and Steel Heddle as follows:

1. Sale Bonus. Subject to Section 6, upon the consummation of the sale transaction pursuant to the terms of the Stock Purchase Agreement (the "Sale Transaction") the Key Employee shall be entitled to a bonus (the "Sale Bonus") of $1,275,000.00, subject to adjustment as provided in Section 2. The Sale Bonus shall be paid at the closing of the Sale Transaction (the "Closing").

2. Adjustment to Sale Bonus. In the event of any claim for indemnification by the Buyer under clauses (ii), (iv) and (v) of Section 11.1.1 of the Stock Purchase Agreement, the Key Employee shall be obligated to repay a portion of the Sale Bonus by paying to the Butler Capital Corporation, as Sellers' Representative (the "Sellers' Representative"), for deposit to the "Indemnification Account" under the Sellers' Representative Agreement of even date herewith (the "Sellers' Representative Agreement"), an amount equal to (i) 5.0% of the aggregate amount requested for deposit to the Indemnification Account, up to a maximum repayment pursuant to this clause (i) of $737,500.00 (e.g., up to an aggregate of $14,750,000 requested for deposit), plus (ii) 4.0% of any additional amount requested for deposit to the Indemnification Account, up to a maximum prepayment pursuant to this clause (ii) of $400,000.00 (e.g., up to an aggregate of $24,750,000 requested for deposit).

3. Cooperation. The Key Employee agrees that he shall, in his capacity as a Seller, officer, manager and otherwise, take or cause to be taken all such actions as may be reasonably requested by the Company in order to promptly consummate the Sale Transaction, including without limitation the tendering of stock, stock options or stock rights to the Buyer in the Sale Transaction.

4. Proprietary Information. The Key Employee agrees that he shall not, while employed by the Company and/or Steel Heddle and thereafter, except as expressly authorized by the Board of Directors of the Company or a person duly authorized thereby, disclose to any person, other than an employee or adviser of the Company or Steel Heddle, any trade secrets, proprietary or other confidential information of the Company or Steel Heddle including without limitation information in any way relating to the Stock Purchase Agreement or transactions contemplated thereunder. The Key Employee understands and agrees that this restriction shall continue to apply after his employment terminates, regardless of the reason for such termination.

5. Withholding. All payments made or benefits provided by the Company or Steel Heddle pursuant to this Agreement shall be reduced by the amount of any tax or other amounts required to be withheld by the Company or Steel Heddle under applicable law in connection with the Agreement or the transactions contemplated hereby, and the Key Employee agrees to reimburse the Company or Steel Heddle for any such withholding tax to the extent not so deducted.

6. Conditions and Vesting. Notwithstanding any other provision of this Agreement, the Key Employee's right to the Sale Bonus is contingent upon (i) the prior approval of the Sale Bonus by the stockholders of the Company in accordance with Section 280G of the Code, (ii) the consummation of the Sale Transaction pursuant to the Stock Purchase Agreement (the "Closing"), and (iii) the Key Employee's compliance with the terms and conditions of this Agreement. In addition, the Key Employee's rights to the Sale Bonus will be forfeited under the following circumstances: (A) the Key Employee, other than for Good Reason (as defined below), resigns or otherwise voluntarily terminates his employment with the Company or Steel Heddle prior to the Closing, or (B) the Key Employee's employment with the Company or Steel Heddle is terminated for Cause (as defined below) prior to the Closing. Without limiting the foregoing, but subject to the first sentence of this Section 6, the Key Employee shall be 100% vested in his Sale Bonus upon the occurrence, prior to the Closing, of either of the following events: (A) termination of employment by the Key Employee for Good Reason, or (B) termination of the Key Employee by the Company other than for Cause.

         For purposes of this Agreement "Good Reason" means the material diminution of any of the Key Employee's positions, authority, duties or responsibilities with respect to his employment by the Company or Steel Heddle as in effect on the date of this Agreement, provided, that no change in position, authority, duties or responsibilities shall be deemed to constitute Good Reason unless the Key Employee provides written notice of any such Good Reason to the Company at least thirty (30) days in advance of termination of employment and gives the Company the opportunity to remedy or cure the asserted basis for Good Reason termination.

         For purposes of this Agreement, "Cause" means (a) the material failure or refusal by any Key Employee to perform and discharge, or material breach of, his duties and responsibilities with respect to his employment by the Company or Steel Heddle, including any duties or responsibilities hereunder, (b) the material breach of his fiduciary duties as an officer or member of the Board of Directors of the Company, Steel Heddle or any of their subsidiaries, or (c) conviction of a felony or any other crime involving the personal dishonesty or moral turpitude of the Key Employee which in either case materially and adversely reflects on the Company, Steel Heddle or any of their subsidiaries; provided, that in the event a Key Employee is terminated for Cause as described in (a) or (b) above, the Company shall provide written notice to the Key Employee at least thirty (30) days in advance of such termination, describing the Key Employee's failure to perform or misconduct, as the case may be, in reasonable detail and shall give the Key Employee the opportunity to respond to such allegations and to remedy or cure such failure to perform or misconduct.

7. Assignment. This Agreement shall continue for the benefit of and be binding upon (i) the Key Employee and his personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees and (ii) the Company and any successor of the Company by reorganization, merger, consolidation or liquidation and any assignee specifically assigned this Agreement in connection with an assignment of all or substantially all of the business or assets of the Company.

8. Termination of Prior Agreement. The provisions of this Agreement shall be effective with respect to the Sales Transaction described above and shall amend and replace in whole the rights and obligations owed under the Sale Bonus Agreement dated January 12, 1998, between the Company, Steel Heddle Mfg. Co. and the Key Employees (the "January 12th Agreement"). In the event that the Sales Transaction shall not be consummated pursuant to the terms of the Stock Purchase Agreement, then all rights and obligations provided herein shall terminate and the January 12th Agreement shall continue in full force and effect.

9. Miscellaneous. This Agreement, together with the Sellers' Representative Agreement, constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes and replaces all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

         If the foregoing corresponds with your understanding of our agreement, kindly sign this letter and return a copy to the Company, whereupon it shall become a binding agreement among the Company, Steel Heddle and you.

                                         Very truly yours,

                                         STEEL HEDDLE MFG. CO.


                                         By: /s/ Benjamin G. Team
                                             ------------------------------
                                               Title: President


                                         SH HOLDINGS CORP.


                                         By:/s/ Benjamin G. Team
                                            ------------------------------
                                               Title: President

Accepted and agreed to:


/s/ Robert Dillon
--------------------------------------
Bob Dillon


BUTLER CAPITAL CORPORATION,
in its capacity as Sellers' Representative as aforesaid


By:/s/ Gilbert Butler
   -----------------------------------
     Title:

                               SH HOLDINGS CORP.
                              1801 RUTHERFORD ROAD
                       GREENVILLE, SOUTH CAROLINA  29609


                                 April 21, 1998

Benjamin G. Team

Greenville, South Carolina 29615

Dear Bennie:

         As you know, on the date hereof, SH Holdings Corp. (the "Company") intends to enter into a Stock Purchase Agreement (the "Stock Purchase Agreement") among the Company, all holders of the Company's shares, options, warrants and rights (collectively, the "Sellers") and Steel Heddle Group, Inc. (the "Buyer"). This letter (the "Agreement") is being furnished to you to provide you with reasonable compensation for prior services rendered to the Company and Steel Heddle Mfg. Co. ("Steel Heddle") and their subsidiaries in excess of previous salary and compensation paid to you, subject to the terms and conditions specified herein. Accordingly, you (the "Key Employee") hereby agree with the Company and Steel Heddle as follows:

10. Sale Bonus. Subject to Section 6, upon the consummation of the sale transaction pursuant to the terms of the Stock Purchase Agreement (the "Sale Transaction") the Key Employee shall be entitled to a bonus (the "Sale Bonus") of $1,275,000.00, subject to adjustment as provided in Section 2. The Sale Bonus shall be paid at the closing of the Sale Transaction (the "Closing").

11. Adjustment to Sale Bonus. In the event of any claim for indemnification by the Buyer under clauses (ii), (iv) and (v) of Section 11.1.1 of the Stock Purchase Agreement, the Key Employee shall be obligated to repay a portion of the Sale Bonus by paying to the Butler Capital Corporation, as Sellers' Representative (the "Sellers' Representative"), for deposit to the "Indemnification Account" under the Sellers' Representative Agreement of even date herewith (the "Sellers' Representative Agreement"), an amount equal to (i) 5.0% of the aggregate amount requested for deposit to the Indemnification Account, up to a maximum repayment pursuant to this clause (i) of $737,500.00 (e.g., up to an aggregate of $14,750,000 requested for deposit), plus (ii) 4.0% of any additional amount requested for deposit to the Indemnification Account, up to a maximum prepayment pursuant to this clause (ii) of $400,000.00 (e.g., up to an aggregate of $24,750,000 requested for deposit).

12. Cooperation. The Key Employee agrees that he shall, in his capacity as a Seller, officer, manager and otherwise, take or cause to be taken all such actions as may be reasonably requested by the Company in order to promptly consummate the Sale Transaction, including without limitation the tendering of stock, stock options or stock rights to the Buyer in the Sale Transaction.

13. Proprietary Information. The Key Employee agrees that he shall not, while employed by the Company and/or Steel Heddle and thereafter, except as expressly authorized by the Board of Directors of the Company or a person duly authorized thereby, disclose to any person, other than an employee or adviser of the Company or Steel Heddle, any trade secrets, proprietary or other confidential information of the Company or Steel Heddle including without limitation information in any way relating to the Stock Purchase Agreement or transactions contemplated thereunder. The Key Employee understands and agrees that this restriction shall continue to apply after his employment terminates, regardless of the reason for such termination.

14. Withholding. All payments made or benefits provided by the Company or Steel Heddle pursuant to this Agreement shall be reduced by the amount of any tax or other amounts required to be withheld by the Company or Steel Heddle under applicable law in connection with the Agreement or the transactions contemplated hereby, and the Key Employee agrees to reimburse the Company or Steel Heddle for any such withholding tax to the extent not so deducted.

15. Conditions and Vesting. Notwithstanding any other provision of this Agreement, the Key Employee's right to the Sale Bonus is contingent upon (i) the prior approval of the Sale Bonus by the stockholders of the Company in accordance with Section 280G of the Code, (ii) the consummation of the Sale Transaction pursuant to the Stock Purchase Agreement (the "Closing"), and (iii) the Key Employee's compliance with the terms and conditions of this Agreement. In addition, the Key Employee's rights to the Sale Bonus will be forfeited under the following circumstances: (A) the Key Employee, other than for Good Reason (as defined below), resigns or otherwise voluntarily terminates his employment with the Company or Steel Heddle prior to the Closing, or (B) the Key Employee's employment with the Company or Steel Heddle is terminated for Cause (as defined below) prior to the Closing. Without limiting the foregoing, but subject to the first sentence of this Section 6, the Key Employee shall be 100% vested in his Sale Bonus upon the occurrence, prior to the Closing, of either of the following events: (A) termination of employment by the Key Employee for Good Reason, or (B) termination of the Key Employee by the Company other than for Cause.

         For purposes of this Agreement "Good Reason" means the material diminution of any of the Key Employee's positions, authority, duties or responsibilities with respect to his employment by the Company or Steel Heddle as in effect on the date of this Agreement, provided, that no change in position, authority, duties or responsibilities shall be deemed to constitute Good Reason unless the Key Employee provides written notice of any such Good Reason to the Company at least thirty (30) days in advance of termination of employment and gives the Company the opportunity to remedy or cure the asserted basis for Good Reason termination.

         For purposes of this Agreement, "Cause" means (a) the material failure or refusal by any Key Employee to perform and discharge, or material breach of, his duties and responsibilities with respect to his employment by the Company or Steel Heddle, including any duties or responsibilities hereunder, (b) the material breach of his fiduciary duties as an officer or member of the Board of Directors of the Company, Steel Heddle or any of their subsidiaries, or (c) conviction of a felony or any other crime involving the personal dishonesty or moral turpitude of the Key Employee which in either case materially and adversely reflects on the Company, Steel Heddle or any of their subsidiaries; provided, that in the event a Key Employee is terminated for Cause as described in (a) or (b) above, the Company shall provide written notice to the Key Employee at least thirty (30) days in advance of such termination, describing the Key Employee's failure to perform or misconduct, as the case may be, in reasonable detail and shall give the Key Employee the opportunity to respond to such allegations and to remedy or cure such failure to perform or misconduct.

16. Assignment. This Agreement shall continue for the benefit of and be binding upon (i) the Key Employee and his personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees and (ii) the Company and any successor of the Company by reorganization, merger, consolidation or liquidation and any assignee specifically assigned this Agreement in connection with an assignment of all or substantially all of the business or assets of the Company.

17. Termination of Prior Agreement. The provisions of this Agreement shall be effective with respect to the Sales Transaction described above and shall amend and replace in whole the rights and obligations owed under the Sale Bonus Agreement dated January 12, 1998, between the Company, Steel Heddle Mfg. Co. and the Key Employees (the "January 12th Agreement"). In the event that the Sales Transaction shall not be consummated pursuant to the terms of the Stock Purchase Agreement, then all rights and obligations provided herein shall terminate and the January 12th Agreement shall continue in full force and effect.

18. Miscellaneous. This Agreement, together with the Sellers' Representative Agreement, constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes and replaces all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

         If the foregoing corresponds with your understanding of our agreement, kindly sign this letter and return a copy to the Company, whereupon it shall become a binding agreement among the Company, Steel Heddle and you.

                                       Very truly yours,

                                       STEEL HEDDLE MFG. CO.


                                       By: /s/ Jerry B. Miller
                                           --------------------------------
                                             Title: Secretary


                                       SH HOLDINGS CORP.


                                       By:/s/ Benjamin G. Team
                                          ------------------------------
                                             Title: President

Accepted and agreed to:


/s/ Benjamin G. Team
------------------------------------
Benjamin G. Team


BUTLER CAPITAL CORPORATION,
in its capacity as Sellers' Representative as aforesaid


By:/s/ Gilbert Butler
   ---------------------------------
     Title:

                               SH HOLDINGS CORP.
                              1801 RUTHERFORD ROAD
                       GREENVILLE, SOUTH CAROLINA  29609


                                 April 21, 1998

Jerry B. Miller

Greenville, South Carolina 29615

Dear Jerry:

         As you know, on the date hereof, SH Holdings Corp. (the "Company") intends to enter into a Stock Purchase Agreement (the "Stock Purchase Agreement") among the Company, all holders of the Company's shares, options, warrants and rights (collectively, the "Sellers") and Steel Heddle Group, Inc. (the "Buyer"). This letter (the "Agreement") is being furnished to you to provide you with reasonable compensation for prior services rendered to the Company and Steel Heddle Mfg. Co. ("Steel Heddle") and their subsidiaries in excess of previous salary and compensation paid to you, subject to the terms and conditions specified herein. Accordingly, you (the "Key Employee") hereby agree with the Company and Steel Heddle as follows:

19. Sale Bonus. Subject to Section 6, upon the consummation of the sale transaction pursuant to the terms of the Stock Purchase Agreement (the "Sale Transaction") the Key Employee shall be entitled to a bonus (the "Sale Bonus") of $1,275,000.00, subject to adjustment as provided in Section 2. The Sale Bonus shall be paid at the closing of the Sale Transaction (the "Closing").

20. Adjustment to Sale Bonus. In the event of any claim for indemnification by the Buyer under clauses (ii), (iv) and (v) of Section 11.1.1 of the Stock Purchase Agreement, the Key Employee shall be obligated to repay a portion of the Sale Bonus by paying to the Butler Capital Corporation, as Sellers' Representative (the "Sellers' Representative"), for deposit to the "Indemnification Account" under the Sellers' Representative Agreement of even date herewith (the "Sellers' Representative Agreement"), an amount equal to (i) 5.0% of the aggregate amount requested for deposit to the Indemnification Account, up to a maximum repayment pursuant to this clause (i) of $737,500.00 (e.g., up to an aggregate of $14,750,000 requested for deposit), plus (ii) 4.0% of any additional amount requested for deposit to the Indemnification Account, up to a maximum prepayment pursuant to this clause (ii) of $400,000.00 (e.g., up to an aggregate of $24,750,000 requested for deposit).

21. Cooperation. The Key Employee agrees that he shall, in his capacity as a Seller, officer, manager and otherwise, take or cause to be taken all such actions as may be reasonably requested by the Company in order to promptly consummate the Sale Transaction, including without limitation the tendering of stock, stock options or stock rights to the Buyer in the Sale Transaction.

22. Proprietary Information. The Key Employee agrees that he shall not, while employed by the Company and/or Steel Heddle and thereafter, except as expressly authorized by the Board of Directors of the Company or a person duly authorized thereby, disclose to any person, other than an employee or adviser of the Company or Steel Heddle, any trade secrets, proprietary or other confidential information of the Company or Steel Heddle including without limitation information in any way relating to the Stock Purchase Agreement or transactions contemplated thereunder. The Key Employee understands and agrees that this restriction shall continue to apply after his employment terminates, regardless of the reason for such termination.

23. Withholding. All payments made or benefits provided by the Company or Steel Heddle pursuant to this Agreement shall be reduced by the amount of any tax or other amounts required to be withheld by the Company or Steel Heddle under applicable law in connection with the Agreement or the transactions contemplated hereby, and the Key Employee agrees to reimburse the Company or Steel Heddle for any such withholding tax to the extent not so deducted.

24. Conditions and Vesting. Notwithstanding any other provision of this Agreement, the Key Employee's right to the Sale Bonus is contingent upon (i) the prior approval of the Sale Bonus by the stockholders of the Company in accordance with Section 280G of the Code, (ii) the consummation of the Sale Transaction pursuant to the Stock Purchase Agreement (the "Closing"), and (iii) the Key Employee's compliance with the terms and conditions of this Agreement. In addition, the Key Employee's rights to the Sale Bonus will be forfeited under the following circumstances: (A) the Key Employee, other than for Good Reason (as defined below), resigns or otherwise voluntarily terminates his employment with the Company or Steel Heddle prior to the Closing, or (B) the Key Employee's employment with the Company or Steel Heddle is terminated for Cause (as defined below) prior to the Closing. Without limiting the foregoing, but subject to the first sentence of this Section 6, the Key Employee shall be 100% vested in his Sale Bonus upon the occurrence, prior to the Closing, of either of the following events: (A) termination of employment by the Key Employee for Good Reason, or (B) termination of the Key Employee by the Company other than for Cause.

         For purposes of this Agreement "Good Reason" means the material diminution of any of the Key Employee's positions, authority, duties or responsibilities with respect to his employment by the Company or Steel Heddle as in effect on the date of this Agreement, provided, that no change in position, authority, duties or responsibilities shall be deemed to constitute Good Reason unless the Key Employee provides written notice of any such Good Reason to the Company at least thirty (30) days in advance of termination of employment and gives the Company the opportunity to remedy or cure the asserted basis for Good Reason termination.

         For purposes of this Agreement, "Cause" means (a) the material failure or refusal by any Key Employee to perform and discharge, or material breach of, his duties and responsibilities with respect to his employment by the Company or Steel Heddle, including any duties or responsibilities hereunder, (b) the material breach of his fiduciary duties as an officer or member of the Board of Directors of the Company, Steel Heddle or any of their subsidiaries, or (c) conviction of a felony or any other crime involving the personal dishonesty or moral turpitude of the Key Employee which in either case materially and adversely reflects on the Company, Steel Heddle or any of their subsidiaries; provided, that in the event a Key Employee is terminated for Cause as described in (a) or (b) above, the Company shall provide written notice to the Key Employee at least thirty (30) days in advance of such termination, describing the Key Employee's failure to perform or misconduct, as the case may be, in reasonable detail and shall give the Key Employee the opportunity to respond to such allegations and to remedy or cure such failure to perform or misconduct.

25. Assignment. This Agreement shall continue for the benefit of and be binding upon (i) the Key Employee and his personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees and (ii) the Company and any successor of the Company by reorganization, merger, consolidation or liquidation and any assignee specifically assigned this Agreement in connection with an assignment of all or substantially all of the business or assets of the Company.

26. Termination of Prior Agreement. The provisions of this Agreement shall be effective with respect to the Sales Transaction described above and shall amend and replace in whole the rights and obligations owed under the Sale Bonus Agreement dated January 12, 1998, between the Company, Steel Heddle Mfg. Co. and the Key Employees (the "January 12th Agreement"). In the event that the Sales Transaction shall not be consummated pursuant to the terms of the Stock Purchase Agreement, then all rights and obligations provided herein shall terminate and the January 12th Agreement shall continue in full force and effect.

27. Miscellaneous. This Agreement, together with the Sellers' Representative Agreement, constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes and replaces all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

         If the foregoing corresponds with your understanding of our agreement, kindly sign this letter and return a copy to the Company, whereupon it shall become a binding agreement among the Company, Steel Heddle and you.

                                          Very truly yours,

                                          STEEL HEDDLE MFG. CO.


                                          By: /s/ Benjamin G. Team
                                              ------------------------------
                                                Title: President


                                          SH HOLDINGS CORP.


                                          By:/s/ Benjamin G. Team
                                             ------------------------------
                                                Title: President

Accepted and agreed to:


/s/ Jerry B. Miller
--------------------------------------
Jerry B. Miller


BUTLER CAPITAL CORPORATION,
in its capacity as Sellers' Representative as aforesaid


By:/s/ Gilbert Butler
   -----------------------------------
     Title: